Goodwill	12 Months Ended
Dec. 31, 2024
Goodwill [Abstract]
Goodwill

Note 4 – Goodwill

The movement of the goodwill for the years ended December 31, 2024, 2023 and 2022 is as follows:

Balance as of January 1, 2023 and December 31, 2022	-
Acquisition of Industrial Insights Consulting LTD	2,973,850
Balance as of December 31, 2023	$2,973,850
Impairment of goodwill in relation to Insights Consulting LTD	(2,973,850)
Balance as of December 31, 2024	$-

Under ASC 350-20, a goodwill impairment loss is measured as the amount by which a reporting unit’s carrying amount exceeds its fair value, not to exceed the carrying amount of goodwill. The Company performed goodwill impairment test at the reporting unit level on an annual basis and between annual tests when an event occurs or circumstances change indicating the asset might be impaired.

After the business combination, the Company has two reporting units. The Company performed qualitative assessments, evaluating all relevant factors in their totality per ASC 350-20, since the financial performance and sales revenue from consulting services provided by Industrial Insights Consulting LTD and its subsidiaries had fallen short of expectations. This assessment indicated that the fair value of the reporting unit was lower than its carrying value. The impairment loss on goodwill for the years ended December 31, 2024, 2023, and 2022 was $2,973,850, nil, and nil, respectively.